Exhibit 99.1

AppLovin Announces Fourth Quarter and Full Year 2025 Financial Results

PALO ALTO – February 11, 2026 – AppLovin Corporation (NASDAQ: APP) (“AppLovin”), a leading marketing platform, today announced financial results for the quarter and full year ended December 31, 2025 and posted a financial update on its Investor Relations website located at https://investors.applovin.com.

Fourth Quarter and Full Year 2025 Financial Highlights:

	Quarter Ended			Year Ended
	December 31,			December 31,
(In millions, except percentages)	2025	2024	% Change	2025	2024	% Change
Revenue	$1,658	$999	66%	$5,481	$3,224	70%
Net Income	$1,102	$599	84%	$3,334	$1,580	111%
Net Income from Continuing Operations	$1,102	$596	85%	$3,433	$1,590	116%
Adjusted EBITDA	$1,399	$770	82%	$4,512	$2,412	87%

Additional Financial Highlights:

●Net cash from operating activities was $1.31 billion and $3.97 billion, and Free Cash Flow was $1.31 billion and $3.95 billion for the fourth quarter and full year 2025, respectively.
●During the fourth quarter and full year 2025, we repurchased and withheld 0.8 million and 6.4 million of our Class A common stock, for a total cost of $481.7 million and $2.58 billion, respectively1. At the end of 4Q 2025, we had 338 million shares of our Class A and Class B common stock outstanding.
First Quarter 2026 Financial Guidance Summary2

	1Q26
(In millions, except percentages)	Low	High
Revenue	$1,745	$1,775
Adjusted EBITDA	1,465	1,495
Adjusted EBITDA Margin	84%	84%

1Includes repurchased shares as well as withholdings upon net share settlement of vested equity awards. Total cost includes repurchase costs, including commissions and fees, as well as cash paid in connection with tax withholding and remittance obligations upon net share settlement
2 We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, specifically Adjusted EBITDA and Adjusted EBITDA margin, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided historical reconciliations of GAAP to non-GAAP metrics in tables at the end of this press release.

Webcast and Conference Call
AppLovin will host a webinar today at 2:00 PM PT / 5:00 PM ET, during which management will discuss the Company’s fourth quarter and full year 2025 results and provide commentary on its business performance. A question-and-answer session will follow the prepared remarks.

The webinar may be accessed on the Company’s investor relations website or via webinar registration. A replay of the webinar will also be available under the Events & Presentations section of our Investor Relations website.

About AppLovin
AppLovin makes technologies that help businesses of every size connect to their ideal customers. The company provides end-to-end software and AI solutions for businesses to reach, monetize and grow their global audiences. For more information about AppLovin, visit: www.applovin.com.

Contacts

Investors David Hsiao ir@applovin.com	Press Emelyne Interior press@applovin.com

Source: AppLovin Corp.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include our expected financial results and guidance. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, which could cause actual results to differ materially from those projected. These risks include our inability to forecast our business effectively, the macroeconomic environment, fluctuations in our results of operations, our ability to execute on our operational and financial priorities, our ability to scale our business to support new users, the competitive advertising ecosystem, and our inability to adapt to emerging technologies and business models. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025. Additional information will also be set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this press release includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP measure can be found below.
We define Adjusted EBITDA for a particular period as net income adjusted for loss from discontinued operations, net of income taxes, interest expense and loss on settlement of debt, other income, net (excluding certain recurring items), provision for (benefit from) income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange (gain) loss, stock-based compensation, transaction-related expense, restructuring costs, as well as certain other items that we believe are not reflective of our core operating performance. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue for the same period.

We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment and principal payments on finance leases. We subtract both purchases of property and equipment and payment of finance leases in our calculation of Free Cash Flow because we believe these items represent our ongoing requirements for property and equipment to support our business, regardless of whether we utilize a finance lease to obtain such property or equipment.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and operating performance, as they are similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.

Adjusted EBITDA and Adjusted EBITDA margin are key measures we use to assess our financial performance and are also used for internal planning and forecasting purposes. We believe Adjusted EBITDA and Adjusted EBITDA margin are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. We use Adjusted EBITDA and Adjusted EBITDA margin in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We use Free Cash Flow in addition to GAAP measures to help manage our business and prepare budgets and annual planning, and we believe Free Cash Flow provides useful supplemental information to help investors understand underlying trends in our business and our liquidity.

These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Free Cash Flow reflects cash flows from both of continuing and discontinued operations. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

AppLovin Corporation
Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	As of December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$2,487,096	$697,030
Accounts receivable, net	1,819,366	1,283,335
Prepaid expenses and other current assets	124,330	140,470
Current assets of discontinued operations	—	191,355
Total current assets	4,430,792	2,312,190
Property and equipment, net	122,445	159,970
Operating lease right-of-use assets	25,457	36,473
Goodwill	1,539,986	1,457,685
Intangible assets, net	396,714	472,851
Equity method investments	287,666	—
Other assets	456,550	492,841
Non-current assets of discontinued operations	—	937,249
Total assets	$7,259,610	$5,869,259
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$746,977	$504,302
Accrued and other current liabilities	572,868	401,531
Operating lease liabilities, current	13,943	14,526
Current liabilities of discontinued operations	—	137,113
Total current liabilities	1,333,788	1,057,472
Long-term debt	3,512,987	3,508,983
Operating lease liabilities, non-current	17,811	31,101
Other non-current liabilities	260,353	180,471
Non-current liabilities of discontinued operations	—	1,414
Total liabilities	5,124,939	4,779,441
Stockholders’ equity:
Preferred stock, $0.00003 par value—100,000 shares authorized, no shares issued and outstanding as of December 31, 2025 and 2024	—	—
Class A, Class B, and Class C Common Stock, $0.00003 par value—1,850,000 (Class A 1,500,000, Class B 200,000, Class C 150,000) shares authorized, 338,313 (Class A 307,955, Class B 30,358, Class C nil) and 340,042 (Class A 309,353, Class B 30,689, Class C nil) shares issued and outstanding as of December 31, 2025 and 2024, respectively	11	11
Additional paid-in capital	446,550	593,699
Accumulated other comprehensive loss	(46,987)	(103,096)
Retained earnings	1,735,097	599,204
Total stockholders’ equity	2,134,671	1,089,818
Total liabilities and stockholders’ equity	$7,259,610	$5,869,259

AppLovin Corporation
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Quarter Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue	$1,657,944	$999,487	$5,480,717	$3,224,058
Costs and expenses:
Cost of revenue	183,529	153,393	665,140	520,613
Sales and marketing	48,776	62,004	203,651	252,863
Research and development	82,220	105,863	226,510	374,710
General and administrative	68,176	49,893	233,502	164,916
Total costs and expenses	382,701	371,153	1,328,803	1,313,102
Income from operations	1,275,243	628,334	4,151,914	1,910,956
Other income (expense):
Interest expense and loss on settlement of debt	(51,290)	(93,929)	(207,016)	(317,209)
Other income, net	29,401	323	8,012	18,196
Total other expense, net	(21,889)	(93,606)	(199,004)	(299,013)
Income before income taxes	1,253,354	534,728	3,952,910	1,611,943
Provision for (benefit from) income taxes	151,098	(61,384)	519,715	22,419
Net income from continuing operations	1,102,256	596,112	3,433,195	1,589,524
Income (loss) from discontinued operations, net of income taxes	—	3,092	(99,444)	(9,748)
Net income	1,102,256	599,204	3,333,751	1,579,776

Net income (loss) per share attributed to Class A and Class B common stockholders - Basic:
Continuing operations	$3.26	$1.76	$10.13	$4.71
Discontinued operations	—	0.01	(0.29)	(0.03)
Basic net income per share	$3.26	$1.77	$9.84	$4.68

Net income (loss) per share attributed to Class A and Class B common stockholders - Diluted:
Continuing operations	$3.24	$1.72	$10.04	$4.56
Discontinued operations	—	0.01	(0.29)	(0.03)
Diluted net income per share	$3.24	$1.73	$9.75	$4.53

Weighted-average common shares used to compute net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	338,159	339,168	338,781	336,922
Diluted	339,898	346,424	341,970	347,808

AppLovin Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended December 31,
	2025	2024
Operating Activities
Net income	$3,333,751	$1,579,776
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization, depreciation and write-offs	194,778	448,680
Goodwill impairment	188,943	—
Stock-based compensation, excluding cash-settled awards	210,421	369,367
Gain on divestiture, net of transaction costs	(106,229)	—
Impairment of investments	50,000	—
Loss on settlement of debt	—	28,375
Change in operating right-of-use assets	12,295	12,689
Other	9,213	9,663
Changes in operating assets and liabilities:
Accounts receivable	(542,219)	(467,028)
Prepaid expenses and other assets	134,658	(185,331)
Accounts payable	232,486	189,585
Operating lease liabilities	(15,229)	(14,106)
Accrued and other liabilities	268,226	127,341
Net cash provided by operating activities	3,971,094	2,099,011
Investing Activities
Purchase of intangible assets	(28,318)	(25,553)
Purchase of non-marketable equity securities	(20,178)	(76,983)
Proceeds from divestiture, net of cash divested	407,297	—
Other investing activities	(373)	(4,218)
Net cash provided by (used in) investing activities	358,428	(106,754)
Financing Activities
Repurchases of common stock	(2,191,944)	(981,297)
Payments of withholding taxes related to net share settlement	(392,410)	(1,143,525)
Principal repayments of debt	(200,000)	(4,225,223)
Principal payments of finance leases	(18,669)	(20,875)
Payments of licensed asset obligation	(13,532)	—
Payments of debt issuance cost	(1,843)	(35,563)
Proceeds from issuance of debt	200,000	4,614,841
Proceeds from issuance of common stock upon exercise of stock options and purchase of ESPP shares	25,329	41,798
Net cash used in financing activities	(2,593,069)	(1,749,844)
Effect of foreign exchange rate on cash and cash equivalents	9,232	(3,154)
Net increase in cash and cash equivalents, including cash classified within current assets of discontinued operations	1,745,685	239,259
Less: net decrease in cash classified within current assets of discontinued operations	(44,381)	—
Net increase in cash and cash equivalents	1,790,066	239,259
Cash and cash equivalents at beginning of the period	697,030	502,152
Cash and cash equivalents at end of the period	$2,487,096	$741,411

AppLovin Corporation
Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow
(In thousands)

The following table provides a reconciliation of net cash provided by operating activities to Free Cash Flow for the periods presented:

	Quarter Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net cash provided by operating activities	1,313,734	701,003	3,971,094	2,099,011
Less:
Purchase of property and equipment	(188)	(490)	(473)	(4,776)
Principal payments on finance leases	(4,387)	(5,351)	(18,669)	(20,875)
Free Cash Flow	$1,309,159	$695,162	$3,951,952	$2,073,360
Net cash provided by (used in) investing activities	$(828)	$(367)	$358,428	$(106,754)
Net cash used in financing activities	$(493,215)	$(523,157)	$(2,593,069)	$(1,749,844)

AppLovin Corporation
Reconciliation of Net Income to Adjusted EBITDA
(In thousands, except percentages)

The following table provides our Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Net Income to Adjusted EBITDA for the periods presented:

	Quarter Ended December 31,			Year Ended December 31,
	2025	2024		2025	2024
Revenue	$1,657,944	$999,487		$5,480,717	$3,224,058
Net income	1,102,256	599,204		3,333,751	1,579,776
Net margin	66%	60%		61%	49%
Loss from discontinued operations, net of income taxes	—	3,092		99,444	9,748
Net income from continuing operations	1,102,256	596,112		3,433,195	1,589,524
Net margin from continuing operations	66%	60%		63%	49%
Adjusted as follows:
Interest expense and loss on settlement of debt	51,290	93,929		207,016	317,209
Other income, net	(28,927)	(7,841)		(15,694)	(23,396)
Provision for (benefit from) income taxes	151,098	(61,384)		519,715	22,419
Amortization, depreciation and write-offs	32,736	34,263		130,724	128,791
Non-operating foreign exchange (gain) loss	(1,849)	2,710		(3,949)	1,642
Stock-based compensation	80,524	97,526		207,958	357,431
Transaction-related expense	11,334	5		27,579	885
Restructuring costs	217	14,512		5,908	17,259
Adjusted EBITDA	$1,398,679	$769,832	$769,832	$4,512,452	$2,411,764
Adjusted EBITDA margin	84%	77%		82%	75%